July 24, 2009
PMC Funds

PMC Large Cap Growth Fund
PMC Large Cap Value Fund
PMC Small Cap Core Fund
PMC International Equity Fund
each a series of Trust for Professional Managers (the “Trust”)

Supplement to the
Prospectus dated December 29, 2008

The Board of Trustees of the Trust, based upon the recommendation of Envestnet Asset Management, Inc. (the “Adviser”), the investment adviser to the PMC Large Cap Growth Fund, PMC Large Cap Value Fund, PMC Small Cap Core Fund and PMC International Equity Fund (each a “Fund,” and collectively, the “Funds”), has determined to close and liquidate the Funds.  After considering a variety of factors, including the current size of the Funds and their projected rate of asset growth, the Board of Trustees concluded that it would be in the best interests of the Funds and their shareholders that the Funds be closed and liquidated as series of the Trust, effective as of the close of business on August 28, 2009.

The Board of Trustees approved a Plan of Liquidation (the “Plan”) that determines the manner in which the Funds will be liquidated.  Pursuant to the Plan, the Funds will be closed to new purchases effective as of August 19, 2009 (except purchases made through automatic reinvestment of Fund distributions, if any, made after August 19, 2009).  After the Funds are closed to new investments, you may continue to redeem your shares of the Funds, as provided in the Prospectus.  Please note, however, that the Funds will be liquidating their assets on August 28, 2009.

If the Funds have not received your redemption request or other instruction by August 28, 2009, your shares will be redeemed, and you will receive proceeds representing your proportionate interest in the net assets of the applicable Fund(s) as of the close of business on August 28, 2009 subject to any required withholding.  These liquidation proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed.  If the redeemed shares are held in a qualified retirement account such as an IRA, the redeemed liquidation proceeds may not be subject to current income taxation.  You should consult with your tax advisor for further information regarding the federal, state and/or local tax consequences of this liquidation that are relevant to your specific situation.

The Adviser will bear all of the expenses incurred in carrying out the Plan.

Please note that this supplement applies only to the Funds listed above, and not to the PMC Core Fixed Income Fund.

Shareholder inquiries should be directed to the PMC Funds at (866) PMC-7338.

Please retain this Supplement with your Prospectus for reference.

The date of this Prospectus Supplement is July 24, 2009.